UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 24, 2003

(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 The Embarcadero, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 541-2500

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

On July 24, 2003, Critical Path, Inc. (the “Company”) issued a press release announcing the Company’s compliance with the listing standards of the Nasdaq National Market. The full text of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)        Exhibits.

99.1            Press Release dated July 24, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2003

CRITICAL PATH, INC.

By:	/s/ PAUL H. BARTLETT
Paul H. Bartlett Chief Financial Officer and Executive Vice President Corporate Development

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 24, 2003

4